UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 23, 2001

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


              ATLAS AIR WORLDWIDE HOLDINGS, INC.                                  ATLAS AIR, INC.
    (Exact name of registrant as specified in its charter)         (Exact name of registrant as specified in its
                                                                                     charter)

                           Delaware                                                  Delaware
(State or other jurisdiction of incorporation or organization)   (State or other jurisdiction of incorporation or
                                                                                   organization)

                   (Commission File Number)                                  (Commission File Number)

                          13-4146982                                                84-1207329
             (I.R.S. Employer Identification No.)                      (I.R.S. Employer Identification No.)

                   2000 Westchester Avenue                                    2000 Westchester Avenue
                   Purchase, New York 10477                                  Purchase, New York 10477
                        (914) 701-8000                                            (914) 701-8000
     (Address, including zip code, and telephone number,        (Address, including zip code, and telephone number,
   including area code, of registrant's principal executive       including area code, of registrant's principal
                           offices)                                             executive offices)

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     This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings,
Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.



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                                      -2-



Item 5. Other Events.

     Atlas Air, Inc. ("Atlas Air"), a wholly-owned subsidiary of Atlas Air Worldwide Holdings, Inc. (NYSE: CGO), announced today at its 6th Annual Analyst Conference in Beaver Creek, Colorado, the following:

     o Atlas Air anticipates flying approximately 29,000 (+/-500) block hours during the first quarter of 2001.

     o Atlas Air anticipates that its total block hours for the first half of 2001 will approximate the block hours flown in the first half of 2000.

     o Atlas Air expects that its first quarter earnings per share will fall within the range currently reported by First Call.

     o Atlas Air entered into a new ACMI contract for one 747-200 aircraft with Martinair.

     o Atlas Air entered into a peak season ACMI contract with Federal Express for the full time use of three 747-200 aircraft during the second half of 2001.

     o Atlas Air is currently negotiating to acquire a minority interest in a newly formed United Kingdom-based cargo airline, which initially is anticipated to operate Atlas Air's British Airways contracts.



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                                      -3-

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ATLAS AIR WORLDWIDE HOLDINGS, INC.
                                (Registrant)




Dated:  March 23, 2001          By:  /s/ Richard H. Shuyler
                                     ------------------------------------------
                                       Name:       Richard H. Shuyler
                                       Title:      Chief Executive Officer and
                                                   Treasurer



                                ATLAS AIR, INC.
                                (Registrant)




Dated:  March 23, 2001          By:  /s/ Richard H. Shuyler
                                     ------------------------------------------
                                       Name:       Richard H. Shuyler
                                       Title:      Chief Executive Officer